SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2002


                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A
                  ---------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      333-73290                45-6127526
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana          47706
---------------------------------------------------------         --------
      (Address of Principal Executive Offices)                    Zip Code



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

         On November 15, 2002, and December 15, 2002, the United Fidelity Auto Receivables Trust (the "Trust") made the distributions to the Noteholders contemplated by the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of August 1, 2002, among the Trust, as issuer, United Fidelity Bank, fsb, as originator and master servicer, United Fidelity Finance, LLC, as transferor, and Wells Fargo Bank Minnesota, National Association, as trust collateral agent and back-up servicer.

         Revised copies of the Monthly Servicer's Certificates for such distribution dates delivered pursuant to Section 4.12 of the Sale and Servicing Agreement are being filed as Exhibits to this Current Report on Form 8-K/A.

Item 7.           Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         Exhibit No.       Description

         99.1 Revised November 15, 2002 Monthly Servicer's Certificate to the Trust.

         99.2 Revised December 15, 2002 Monthly Servicer's Certificate to the Trust.




                                     * * * *







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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized as Master Servicer of the United Fidelity Auto Receivables Trust 2002-A.


                                UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A

                                By:   United Fidelity Bank, fsb, as
                                      Master Servicer


Date:  January 31, 2003         By: /s/ Donald R. Neel
                                    -----------------------------------------
                                    Donald R. Neel, President










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

                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------


99.1 Revised November 15, 2002 Monthly Servicer's Certificate to the Trust.

99.2 Revised December 15, 2002 Monthly Servicer's Certificate to the Trust.















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